RESIGNATION OF

The Director, CEO & CFO

OF

GRCR PARTNERS INC.

The following is a true copy of the Director, Chief Executive Officer and Chief Financial Officer’s Resignation from the Corporation, held this 14th day of September, 2018;

WHEREAS the undersigned was appointed as Director, Chief Executive Officer and Chief Financial Officer of the Corporation and has served in said capacity to date, he has determined at this time to formally RESIGN and renounce all further corporate designation or affiliation with GRCR PARTNERS INC. and hereby formally RESIGNS, and severs any and all officials ties, duties, obligations or liabilities regarding GRCR PARTNERS INC., and does hereby, by affixing, his signature hereto, officially as his last corporate act, DOES HEREBY RESIGN. This Resignation is not the result of any dispute with management.

The Board shall choose a new Chief Financial Officer at a time and place of its choosing.

DATED:  14th September, 2018

_/s/ Sean Conrad__________

Sean Conrad, CEO, CFO

GRCR PARTNERS INC.